EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the quarterly report on Form 10-QSB of Magnum d'Or Resources, Inc. (the "Company") for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer, President, Treasurer, and the principal financial officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date: February 19, 2008	/s/ Joseph J. Glusic
Joseph J. Glusic, Chief Executive Officer, President and Chief Financial Officer